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                                                                 Exhibit 10.11.1

                               AMENDMENT NO. 1 TO
                           REVOLVING CREDIT AGREEMENT


         THIS AMENDMENT NO. 1 dated as of July 1, 1996 (this "Amendment") between Irvine Apartment Communities, L.P., a Delaware limited partnership (the "Borrower"), the Lenders signatory hereto, Wells Fargo Bank. N.A. (the "Managing Agent") and Bank of America National Trust and Savings Association (the "Administrative Agent"), as agents and representatives for the Lenders, to the Revolving Credit Agreement dated as of November 30, 1995 between the Borrower, the Lenders, the Managing Agent and the Administrative Agent (the "Credit Agreement"). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

         WHEREAS, the Borrower, the Lenders, the Managing Agent and the Administrative Agent have agreed to amend the Credit Agreement as set forth herein.

         NOW, THEREFORE, the parties hereto agree:

                                    ARTICLE I
                       AMENDMENTS TO THE CREDIT AGREEMENT

         1.1. Amendment to Definition of "Applicable Margin." The definition of "Applicable Margin" set forth in Section 1.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  "APPLICABLE MARGIN" means 1.50% per annum in respect of Euro-Dollar Rate Loans.

         1.2 Amendment to Section 2.3.1.1. Section 2.3.1.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  2.3.1.1. Each Loan shall bear interest on the unpaid principal amount thereof, from and including the date of the making of such Loan to the date of any repayment thereof, at the following rates per annum: (a) for so long as and to the extent that such Loan is a Base Rate Loan (including a Swing Line Loan), at the Base Rate (as in effect from time to time)
                  (b) for so long as and to the extent that such Loan is a Euro-Dollar Rate Loan, at the Euro-Dollar Rate for each Borrowing Period applicable thereto plus the Applicable Margin.

         1.3 Amendment to Section 2.3.1.4. Section 2.3.1.4 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  2.3.1.4. Interest accrued through the last day of each month shall be payable in arrears (a) in the case of any Type of Loan, on each Periodic Payment Date; and (b) in the case of any Loan, when the Loan shall
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                  become due (whether at maturity , by reason of prepayment, acceleration or otherwise).

         1.4. Amendment to Section 2.5.1. Section 2.5.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  2.5.1. UNUSED FEE. On each of January 10, April 10, July 10 and October 10 of each year, the Borrower shall pay in arrears to the Administrative Agent for the pro rata benefit of the Lenders, an unused fee for the most recently concluded Fiscal Quarter computed on the basis of a 360 day year and the actual number of days elapsed in such Fiscal Quarter, at a rate of 0.15% per annum times the average daily difference between (x) the aggregate amount of the Revolving Commitments (as same may be reduced or terminated from time to time) and (y) the average Revolving Commitment Usage during such Fiscal Quarter. For any period greater than or less than three months, such payments shall be prorated appropriately. In the event of any involuntary cancellation or termination of the Revolving Commitments, the Borrower shall thereupon pay all accrued fees payable hereunder.



                                   ARTICLE II
                               GENERAL PROVISIONS

         2.1. Integration: Entire Agreement. The Amendment is an amendment of the Credit Agreement pursuant to Section 9.3.1. of the Credit Agreement. Upon execution and delivery of this Amendment by all parties hereto, the Credit Agreement shall be modified and amended in accordance with this Amendment, and all the terms and conditions of both shall be read together as though they constitute one instrument, except that, in the case of conflict, the provisions of this Amendment will prevail. The Credit Agreement, as amended by this Amendment, together with the other Loan Documents, is intended by the parties as the final expression their agreement regarding the subject matter hereof and as a complete and exclusive statement of the terms and conditions of such agreement. The Credit Agreement, as amended hereby, and each of the Loan Documents, remain in full force and effect and all amounts payable by Borrower thereunder are payable without defense, offset or counterclaim of any kind whatsoever.

         2.2. Benefits of Amendment. The terms and provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respect successors and assigns to the extent contemplated by the Credit Agreement.

         2.3. Interpretation. The headings used in this Amendment are for convenience of reference only and shall not affect the construction hereof.

         2.4. Execution in Counterparts. This Amendment may be executed in any number of counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be


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an original and all of which counterparts, taken together, shall constitute but one and the same Amendment. This Amendment shall become effective as of the date set forth above upon the execution of a counterpart hereof by each of the parties hereto. Faxed signatures of this Amendment shall be binding for all purposes.

         2.5. Severability. If any provision of this Amendment shall be held to be invalid, illegal or unenforceable under Applicable Law in any jurisdiction, such provision shall be ineffective only to the extent of such invalidity, illegality or unenforceability, which shall not affect any other provisions hereof or the validity, legality and enforceability of such provision in any other jurisdiction.

         2.6. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA (OTHER THAN CHOICE OF LAW RULES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION).

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first set forth above.

                              BORROWER:
                              IRVINE APARTMENT COMMUNITIES, L.P.
                              A DELAWARE LIMITED PARTNERSHIP
                                     BY:    IRVINE APARTMENT COMMUNITIES, INC.,
                                            A MARYLAND CORPORATION,
                                            GENERAL PARTNER


                                            By: /s/ Tyler H. Rose
                                               ---------------------------------
                                            Name:  Tyler H. Rose
                                                 -------------------------------
                                            Title: Senior Vice President
                                                  ------------------------------

                                            By:  /s/  James E. Mead
                                               ---------------------------------
                                            Name: James E. Mead
                                                 -------------------------------
                                            Title: Senior Vice President
                                                   and Treasurer
                                                  ------------------------------

                              CO-AGENTS:
                              WELLS FARGO BANK, N.A.


                              By:  /s/ Debra Autry
                                 -----------------------------------------------
                              Name:  Debra Autry
                                   ---------------------------------------------
                              Title: Vice President
                                   ---------------------------------------------


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                                   BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                   ASSOCIATION


                                   By: /s/ Gregory R. Andrews
                                      ------------------------------------------
                                   Name:  Gregory R. Andrews
                                        ----------------------------------------
                                   Title: Vice President
                                         ---------------------------------------


                                   LENDERS:
                                   WELLS FARGO BANK, N.A., A NATIONAL BANKING
                                   ASSOCIATION


                                   By:  /s/ Kristin Miller
                                      ------------------------------------------
                                   Name:  Kristin Miller
                                        ----------------------------------------
                                   Title: Asst. Vice President
                                         ---------------------------------------



                                   BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                   ASSOCIATION, A NATIONAL BANKING ASSOCIATION


                                   By:  /s/ Gregory R. Andrews
                                      ------------------------------------------
                                   Name:  Gregory R. Andrews
                                        ----------------------------------------
                                   Title: Vice President
                                         ---------------------------------------



                                   FIRST NATIONAL BANK OF BOSTON, A NATIONAL
                                   BANKING ASSOCIATION


                                   By: /s/ William F. Hipp
                                      ------------------------------------------
                                   Name:  William F. Hipp
                                        ----------------------------------------
                                   Title: Division Executive
                                         ---------------------------------------


                                   FIRST BANK NATIONAL ASSOCIATION, A NATIONAL
                                   BANKING ASSOCIATION


                                   By: /s/ Stephen P. Bailey
                                      ------------------------------------------
                                   Name:  Stephen P. Bailey
                                        ----------------------------------------
                                   Title: Vice President
                                         ---------------------------------------




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                                MORGAN GUARANTY TRUST COMPANY OF NEW YORK, A NEW
                                YORK CORPORATION


                                   By: /s/ Timothy V. O'Donovan
                                      ------------------------------------------
                                   Name:  Timothy V. O'Donovan
                                        ----------------------------------------
                                   Title:  Vice President
                                         ---------------------------------------




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